COMMERCIAL PURPOSE MASTER NOTE

$1,500,000.00                                              As of August 28, 1997

         FOR VALUE RECEIVED, the undersigned ("Borrower"), if more than one jointly and severally, hereby promises to pay to the order of FLEET BANK (the "Bank"), at any of its banking offices, or at such other places as Bank may specify in writing to Borrower, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), or if less, the aggregate unpaid principal amount of all advances made by Bank to Borrower. Bank shall maintain a record of amounts of principal and interest payable by Borrower from time to time, and the records of Bank maintained in the ordinary course of business shall be prima facie evidence of the existence and amounts of the Borrower's obligations recorded therein. In addition, Bank may mail or deliver periodic statements to Borrower indicating the date and amount of each advance hereunder (but any failure to do so shall not relieve Borrower of the obligation to repay any advance). Unless Borrower questions the accuracy of an entry on any periodic statement within fifteen business days after such mailing or delivery by Bank, Borrower shall be deemed to have accepted and be obligated by the terms of each such periodic statement as accurately representing the advances hereunder. In the event of transfer of this Note, or if the Bank shall otherwise deem it appropriate, Borrower hereby authorizes Bank to endorse on this Note the amount of advances and payments to reflect the principal balance outstanding from time to time. Bank is hereby authorized to honor borrowing and other requests received from purported representatives of Borrower orally, by telecopy, in writing, or otherwise. Oral requests shall be conclusively presumed to have been made by an authorized person and Bank's crediting of Borrower's account with the amount requested shall conclusively establish Borrower's obligation to repay the amount advanced.

Interest
--------

This Note shall bear interest on outstanding principal balances, calculated on the basis of a 360 day year and using the actual number of days elapsed, at a rate per annum equal to the rate of interest established by Bank from time to time as a guide for determining actual lending rates to its customers, which is not necessarily the lowest rate charged to any specific customer (the "Prime Rate"). Changes in the rate of interest hereunder due to a change in the Prime Rate shall occur automatically without notice as of the effective date of the change of such Prime Rate by Bank.

Interest shall continue to accrue after maturity at the rate required by this Note until this Note is paid in full. At the option of Bank, the rate of interest on this Note may be increased to a rate of four percent (4%) above the rate otherwise in effect upon the happening of any Event of Default hereunder. Such increased rate shall remain in effect until payment in full of this Note or written waiver of such default by Bank. The right of Bank to receive such increased rate of interest shall not constitute a waiver of any other right or remedy of Bank.

Payments
--------

Unless sooner accelerated, Borrower shall pay all accrued interest hereunder on the 1st day of each month commencing on September 1, 1997, and shall pay all remaining principal and interest on June 30, 2000.

All payments shall be in lawful money of the United States in immediately available funds. Unless cancelled in writing by Borrower, Borrower authorizes Bank to debit its accounts at Bank to make payments due hereunder, but such authority shall not relieve Borrower of the obligation to assure that payments are made when due.

Late Charge
-----------

If the entire required amount of principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to Bank a late fee equal to five percent (5%) of the required amount. Such late charge shall be in addition to interest.

Maximum Rate
------------

At no time shall Borrower be obligated or required to pay interest under this Note at a rate which exceeds the maximum rate permitted by applicable law or regulation. If by the terms of this Note Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and each payment of interest that exceeds such maximum rate shall be deemed a voluntary prepayment of principal.

Prepayment
----------

This Note is freely prepayable in whole, or in part in aggregate multiples of $25,000 (or, if less, the entire unpaid principal balance), at any time without payment of any prepayment charge, but with accrued interest on amounts prepaid. If, at any time, the aggregate principal amount of all advances outstanding under this Note shall exceed $1,500,000, the Borrower shall, if required by the Bank, immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of the advance prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of $1,500,000. Any prepayment will, at the option of the Bank, be applied first to the payment of all costs and expenses incurred by the Bank and arising out of the Agreement, this Note or any document or agreement executed in connection with this Note and which has not been paid or reimbursed to the Bank, then to accrued interest to the date of the prepayment and the remainder to the outstanding principal.

Holidays
--------

If this Note or any payment hereunder becomes due on a Saturday, Sunday or other holiday on which the Bank is authorized to close, the due date of this Note or payment shall be extended to the next succeeding business day, but any interest or fees shall be calculated based upon the actual time of payment.

Purpose
-------

Borrower represents that the proceeds of this Note will be used solely for the purposes set forth in the Credit Agreement between Borrower and Bank bearing even date herewith (the "Credit Agreement").

Financial Statements
--------------------

Borrower shall furnish Bank with all financial statements and other information required to be furnished by Borrower pursuant to the terms of the Credit Agreement.

Events of Default
-----------------

At Bank's option, this Note shall become immediately due and payable in full, without further presentment, protest, notice, or demand, upon the happening of any of the following events ("Events of Default"): (i) failure by Borrower to make any payment (including without limitation any payment of interest) when due; (ii) failure by Borrower or any guarantor of this Note to comply with any other term of this Note or any other agreement with or obligation to Bank; (iii) any information furnished by Borrower or any guarantor of this Note to Bank having been false or misleading in any material respect as of the date furnished; (iv) dissolution, cessation of business, transfer of a material part of assets, death, or legal incapacity of Borrower or any guarantor of this Note;
(v) institution of bankruptcy proceedings or other proceedings of any kind for the relief or collection of debts by or against Borrower or any guarantor of this Note (including without limitation assignments for the benefit of creditors, appointment of trustees, receivers, or custodians for a material part of Borrower's or any guarantor's assets, levies upon or attachment of assets, filing of judgments not fully insured, bonded or removed within thirty days or filing of tax liens); (vi) default by Borrower or any guarantor of this Note with respect to any obligation of any type (whether direct or indirect or absolute or contingent) now or hereafter owed by any of them to the Bank, (vii) default by Borrower or any guarantor of this Note with respect to any material obligation to or contract with any other person or entity, (viii) condemnation, seizure, or appropriation of a material part of Borrower's or any guarantor of this Note's assets by a court or governmental authority, (ix) filing of litigation or proceedings before any court or governmental entity against Borrower or any guarantor of this Note, not fully covered by insurance and which if adversely determined would have a material adverse effect on the financial condition or normal manner of doing business of Borrower or guarantor; or (x) Bank shall, for reasonable cause, consider the prospect of timely repayment to be impaired.

Security
--------

Bank shall have a security interest in and right of setoff with respect to all deposits or other sums credited by or due from Bank to Borrower and a security interest in all securities or other property of Borrower in Bank's possession for safekeeping or otherwise. Bank's security interest shall secure payment of this Note and the payment and performance of all other obligations of Borrower to Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. In the event of any demand or Event of Default under this Note, regardless of the adequacy of collateral, without any demand or notice, except as required by applicable law, Bank may apply or setoff such deposits or other sums (including without limitation amounts held in joint accounts and trust or agency accounts) and may sell or dispose of any or all of such securities or other property and may exercise any and all rights it may have under the New York Uniform Commercial Code, as in effect from time to time. The rights of Bank under this Note are in addition to, and not exclusive of, any other rights it may have with respect to such deposits, sums, securities, or other property under other agreements or applicable principles of law. The Bank shall have no duty to take steps to preserve rights against prior parties as to such securities or other property. The Bank shall also have security interest in the Collateral as defined in the Security Agreement dated the date of this Note executed and delivered by Borrower to the Bank.

Modification of Terms
---------------------

The terms of this Note cannot be changed, nor may this Note be discharged in whole or in part, except by a writing executed by Bank. In the event that Bank demands or accepts partial payments of this Note, such demand or acceptance shall not be deemed to constitute a waiver of the right to demand the entire unpaid balance of this Note at any time in accordance with the terms hereof. Any delay or omission by Bank in exercising any rights hereunder shall not operate as a waiver of such rights.

Collection Costs
----------------

Borrower on demand shall pay all expenses of Bank, including without limitation reasonable attorneys' fees, in connection with enforcement and collection of this Note.

Miscellaneous
-------------

To the fullest extent permissible by law, Borrower waives presentment, demand for payment, protest, notice of nonpayment, and all other demands or notices otherwise required by law in connection with the delivery, acceptance, performance, default, or enforcement of this Note. Borrower consents to extensions, postponements, indulgences, amendments to notes and agreements, substitutions or releases of collateral, and substitutions or releases of other parties primarily or secondarily liable herefor, and agrees that none of the same shall affect Borrower's obligations under this Note which shall be unconditional.

Laws
----

Borrower agrees that this Note shall be governed by the laws of the State of New York. Borrower consents to jurisdiction and service of process, which may be effected by certified mail, in the courts of the State of New York and in the courts of the United States having jurisdiction thereof.

TRIAL BY JURY

Borrower waives trial by jury of any claims or proceedings with respect to this Note, or the obligations related hereto, to the fullest extent allowed by law.

                                       TRANSITION ANALYSIS COMPONENT
                                         TECHNOLOGY, INC.


                                       By: /s/ Martin S. Fawer
                                          --------------------------------------
                                          Name:  Martin S. Fawer
                                          Title: Chief Financial Officer

                                       Address:  22700 Savi Ranch Parkway
                                                 Yorba Linda, CA 92657

STATE OF NEW YORK                   )
                                    )ss.:
COUNTY OF WESTCHESTER               )

         On the 28th day of August, 1997, before me personally came Martin S. Fawer, to me known, who, being by me duly sworn, did depose and say that he has an address at 115 Stevens Avenue, Valhalla, NY; that he is the Chief Financial Officer of TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                  /s/ Mary Langan-Krajca
                                                 -------------------------------
                                                         Notary Public


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
INTERNAL USE ONLY SECTION (This section of the Note is for Bank internal use only. The contents of this section are not deemed to be part of, or amendments/modifications to, the above Note.)

                                                                             N $:_____________    PRO:__________
Closed By:_________________________________  __________  ________________  R $:______________      Prepay Fee: None ___  YES___
           (Print First Initial, Last Name)  (Initials)  Pri. Coll. Code

Auto Debit: ________________________________    ______________  _____________        __________________________________
                    (Account #)                  (Setup-By)                   (Date)              Verified By                 (Date)

Setup By: _________________________________  __________  ________________       ________________              ______________________
           (Print First Initial, Last Name)  (Initials)      (Date)               Obligation #        Future #      Verified By/Date


Comments: ________________________________________________________________________________________________

          ________________________________________________________________________________________________


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